EXHIBIT 99.1

                                MERGER AGREEMENT

This Merger Agreement (this "Agreement") is entered into as of July 23, 2004 by and among K2 Digital, Inc. a Delaware corporation ("K2"), K2 Acquisition Corporation, a Delaware corporation which is a wholly-owned subsidiary of K2 ("Acquisition"), and SunriseUSA, Inc., a Delaware corporation ("Sunrise").

                                    RECITALS

         A. Sunrise and K2 desire to consummate a merger (the "Merger"), wherein the shareholders of Sunrise will exchange all of the issued and outstanding common stock of Sunrise for newly issued shares of common and preferred stock of K2, Acquisition will merge with and into Sunrise, and Sunrise will become a wholly-owned subsidiary of K2.

         B. The parties desire to structure the transactions contemplated herein so that, after the Merger as provided herein, Sunrise and/or K2 shall have been able pursue and complete the acquisitions of certain cable television companies, as provided in Section 5.7 below, and shall have completed the Recapitalization (defined in Section 5.7 below), the current shareholders of Sunrise and the Cable Acquisition Shareholders (defined in Section 5.7 below) will hold 9,750,000 shares of the common stock of K2, constituting 97.5% of the issued and outstanding shares of K2, and the current shareholders of K2 will hold 250,000 shares of K2, constituting 2.5% of the issued and outstanding of K2 under the valuation provision.

         C. In connection with the Merger, the parties likewise wish to provide, as set forth herein, that the Sunrise shareholders will obtain options to obtain K2 stock as herein provided;

         D. It is the intent of the parties that the Merger qualify as a corporate reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

                                    AGREEMENT

         IN CONSIDERATION of the mutual promises and covenants herein, including the recitals, which form a part of this Agreement, the parties hereby agree as follows:

1.       MERGER AND EXCHANGE OF SECURITIES.

         1.1 CONSUMMATION OF MERGER. If this Agreement is duly adopted by the holders of the requisite number of shares, in accordance with the applicable laws and subject to the provisions hereof, and the conditions set forth in Sections 6 and 7 are met or waived, Sunrise and Acquisition shall promptly enter into and file Articles of Merger, under which Acquisition shall merge with and into Sunrise, and Sunrise shall be the surviving corporation. The Merger shall be consummated at the time of filing the Articles of Merger ("the Effective Time"). For accounting purposes, the Merger shall be effective at the conclusion of the last day of the month preceding the Effective Time.

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         1.2      EXCHANGE OF SHARES. At the Effective Time:

                  1.2.1 EXCHANGE OF CERTIFICATES. Each holder of a certificate or certificates representing shares of Sunrise Class A Common Stock ("Class A Common") and Class B Common Stock ("Class B Common"), upon presentation and surrender of such certificate or certificates to K2, shall be entitled to receive the consideration set forth herein. Upon such presentation, surrender, and exchange as provided in this Section 1.2, certificates representing shares of Sunrise previously held shall be canceled. Until so presented and surrendered, each certificate which represented issued and outstanding shares of Sunrise at the Effective Time shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2.2. If a certificate representing shares of Sunrise common stock has been lost, stolen, mutilated or destroyed, K2 shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such certificate.

                  1.2.2 CONSIDERATION FOR SHARES. The holders of the Class A Common (the "Class A Holders," each a "Class A Holder") shall receive in exchange for each share of Class A Common 13,344.8673 shares of K2 common stock. The holders of the Class B Common (the "Class B Holders," each a "Class B Holder") shall receive in exchange for each share of Class B Common. a share of K2 preferred stock, designated as the K2 Class A Convertible Preferred Stock (the "K2 Preferred"), as set forth in the form of the Certificate of Designations, Rights and Preferences attached hereto as Exhibit A.

                  1.2.3 FRACTIONAL SHARES. If the number of common shares determined for a Class A Holder as provided in Section 1.2.2 results in a fractional share, the number of common shares to be received shall be rounded to the next whole number of shares.

                  1.2.4 REGISTRATION OF SHARES. The offer and sale of the K2 common stock and K2 Preferred hereunder shall be issued pursuant to an exemption from registration under the Securities Act of 1933 (the "Securities Act") and applicable state securities laws. However, the Merger shall be consummated only upon satisfaction of the requirements, imposed by the United States Securities and Exchange Commission (the "SEC") by regulation or policy, under which as a condition thereof, K2 must register its capital stock under the Securities Exchange Act of 1934.

         1.3      COMMON STOCK OPTIONS OF SUNRISE SHAREHOLDERS. At the Effective
Time:

                  1.3.1 EXCHANGE OF OPTIONS. The present holders of options to purchase Sunrise common stock, as set forth on Schedule 1.3 hereto, upon presentation and surrender of such options to K2, shall be entitled to receive the consideration set forth herein; provided, however, that such holders may transfer said options to any other person in whole or in part in their sole discretion consistent with the provisions of the applicable Sunrise option plan as it now exists or may exist in the future. Upon such presentation, surrender, and exchange as provided in this Section 1.3, the Sunrise options previously held shall be canceled. Until so presented and surrendered, each option which represented the right to purchase Sunrise common stock at the Effective Time shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.3.2. If an option to purchase shares of Sunrise common stock has been lost, stolen, mutilated or destroyed, K2 shall require the submission of an indemnity agreement and may require the submission of a bond in lieu of such option or warrant.

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                  1.3.2  CONSIDERATION  FOR  OPTIONS.  The  holders  of  Sunrise options shall receive, in exchange for their options, options to purchase shares of K2 common stock as set forth on Schedule 1.3. The K2 options delivered to the holders of the Sunrise options shall be subject to a plan and, with respect to each holder, represented by an option agreement, substantially equivalent to the terms of the present Sunrise option plan and agreement, including, without limitation, the terms, vesting and exercise price of such options.

         1.4 COMMON STOCK OPTIONS OF K2 SHAREHOLDERS. The holders of existing K2 options, as set forth on Schedule 1.4 hereto, shall after the Effective Time, continue to hold such options, subject to the existing K2 option plan.

2.       CLOSING AND CLOSING DOCUMENTS.

         2.1 CLOSING. The transactions contemplated by this Agreement shall be completed at a closing ("the Closing") on a closing date ("the Closing Date") which shall be as soon as possible after all shareholder approvals are obtained in accordance with law and as set forth in this Agreement, with the consummation of the Merger, as provided in Section 1.1, to take place as soon as practicable thereafter.

         2.2 DOCUMENT DELIVERIES AND PROCEDURES FOR CLOSING. On the Closing Date, all of the documents to be furnished to Sunrise and K2, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to Jones & Keller, P.C., counsel to Sunrise, to be held in escrow until the Effective Time or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         2.3 SUNRISE CLOSING DOCUMENTS. Sunrise shall deliver the following documents (collectively, the "Sunrise Closing Documents"):

                  2.3.1 ARTICLES OF MERGER. The Articles of Merger to be filed with the State of Delaware, executed by Sunrise;

                  2.3.2 SUNRISE SHARE CERTIFICATES. Certificates representing all of the outstanding shares of Sunrise common stock or indemnity agreements or bonds as provided in Section 1.2.1;

                  2.3.3 SUNRISE OPTIONS. All outstanding options or indemnity agreements or bonds as provided in Section 1.3.1.

                  2.3.4 GOOD STANDING CERTIFICATE. A certificate issued by the Delaware Secretary of State indicating that Sunrise is qualified and in good standing within such jurisdiction;

                  2.3.5 CERTIFICATE OF SECRETARY OF SUNRISE. A certificate executed by the secretary of Sunrise and attaching the resolutions of the Sunrise Board of Directors and the resolutions of the shareholders of Sunrise authorizing the transactions herein contemplated.

                  2.3.6 SUNRISE OFFICER'S CERTIFICATE. A certificate dated as of the Closing Date executed by a duly authorized officer of Sunrise certifying that all necessary actions have been taken by Sunrise's shareholders and directors to authorize the transactions contemplated by this

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Agreement  and that all  representation  and  warranties  made by Sunrise in the
Agreement are complete and correct in all material respects as of the Closing Date as if made on the Closing Date;

                  2.3.7 OTHER DOCUMENTS AND INSTRUMENTS. Such other documents and instruments as may be reasonably required to effect the transactions contemplated by this Agreement.

         2.4 K2 AND ACQUISITION CLOSING DOCUMENTS. At the Closing, K2 shall deliver or cause to be delivered the following documents (collectively, the "K2 Closing Documents"):

                  2.4.1 ARTICLES OF MERGER. The Articles of Merger to be filed with the State of Delaware, executed by Acquisition;

                  2.4.2 K2 SHARE CERTIFICATES. The certificates representing the shares of K2 stock to be delivered to the Sunrise shareholders at the Effective Time in exchange for their Sunrise stock as provided herein;

                  2.4.3 GOOD STANDING CERTIFICATES. Certificates issued by the Delaware Secretary of State indicating that K2 and Acquisition are each qualified and in good standing within such jurisdiction;

                  2.4.4 CERTIFICATE OF SECRETARY OF K2. A certificate executed by the secretary of K2 and attaching the resolutions of the K2 Board of Directors the transactions herein contemplated.

                  2.4.5 K2 OFFICER'S CERTIFICATE. A certificate dated as of the Closing Date executed by a duly authorized officer of K2 certifying that all necessary actions have been taken by K2's shareholders and directors to authorize the transactions contemplated by this Agreement and that all representations and warranties made by K2 in the Agreement are complete and correct in all material respects as of the Closing Date as if made on the Closing Date;

                  2.3.6 LEGAL OPINION. A legal opinion letter (the "Legal Opinion") signed by Calvey & Amon, LLP 770 Lexington Avenue, New York, NY 10021, regarding the total amount of stock of K2 that will be "freely-tradable" by virtue of having been registered pursuant to the Securities Act and the total amount of stock of K2 that shall be "freely-tradable" subsequent to the Closing Date pursuant to an exemption from the Securities Act and such other opinions as are customary in transactions of this nature; and

                  2.3.7 OTHER DOCUMENTS AND INSTRUMENTS. Such other documents and instruments as may be reasonably required to effect the transactions contemplated by this Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF SUNRISE.

         Sunrise represents and warrants to K2 that the statements contained in this Section 3 are correct and complete as of the date of this Agreement.

         3.1      ORGANIZATION  OF  SUNRISE.   Sunrise  is  a  corporation  duly
organized, validly existing,

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and in good  standing  under the laws of the State of Delaware.  Sunrise has all the requisite power and authority to own, lease and operate all of its properties and assets and to carry on its business as currently conducted and as proposed to be conducted. Sunrise is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect upon it. As used in this Agreement, the term "Material Adverse Effect" with respect to any party, shall mean any change or effect that is reasonably likely to be materially adverse to the business, operations, properties, condition (financial or otherwise), assets or liabilities of such party and such party's subsidiaries taken as a whole.

         3.2 AUTHORIZATION. Subject to the approval of its shareholders, Sunrise has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and the Sunrise Closing Documents and to perform its obligations hereunder and thereunder. This Agreement constitutes, and the Sunrise Closing Documents will constitute, valid and legally binding obligations of Sunrise, enforceable in accordance with their respective terms and conditions.

         3.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the Sunrise Closing Documents, nor the consummation of the transactions contemplated hereby or thereby by Sunrise, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Sunrise is subject or any provision of its certificate of incorporation or bylaws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Sunrise is a party or by which it is bound or to which any of its assets is subject. Sunrise does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

         3.4 DISCLOSURES. The representations and warrants contained in this Section 3 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

         3.5 CAPITALIZATION. The authorized capital stock of Sunrise consists of 1,500 shares of common stock, no par value, of which 1,500 shares are issued and outstanding, and the shareholders and numbers of shares of common stock held by each shareholder are as set forth on Schedule 3.5(a). All of the outstanding shares of Sunrise common stock have been duly and validly issued. Before the closing, Sunrise's certificate of incorporation shall be amended to provide that the authorized capital stock of Sunrise shall consist of 1,500 shares of the Class A Common and 750,000 shares of the Class B Common, with the existing Sunrise shareholders having exchanged their shares of common stock for Class A Common and Class B Common, and shares of Class B Common having been issued to additional shareholders, with all issued and outstanding shares of Sunrise Common Stock, and the numbers of shares held by the shareholders, to be as set forth on Schedule 3.5(b) hereto. At Closing, all such outstanding shares of Sunrise common stock shall have been duly and validly issued, and all Sunrise shareholders shall have agreed to the merger herein provided.

4. REPRESENTATIONS AND WARRANTIES OF K2 AND ACQUISITION.

         K2 and Acquisition represent and warrant to Sunrise that the statements contained in this Section 4 are correct and complete as of the date of this Agreement.

         4.1 ORGANIZATION. Each of K2 and Acquisition is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, K2 and Acquisition has all the requisite power and authority to own, lease and operate all of its properties and assets ant to carry on its business as currently conducted and as proposed to be conducted. Each of K2 and Acquisition is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such licensing or qualification necessary and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect upon it.

         4.2 AUTHORIZATION OF TRANSACTIONS. Each of K2 and Acquisition has full power and authority to execute and deliver this Agreement and the K2 Closing Documents to which any K2 shareholder is a party and to perform all obligations hereunder and thereunder. This Agreement constitutes, and the K2 Closing Documents will constitute, the valid and legally binding obligation of K2, enforceable in accordance with their respective terms and conditions.

         4.3 CAPITALIZATION. The authorized capital stock of K2 consists of 25,000,000 shares of common stock, no par value, of which 4,982,699 are issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding. All issued and outstanding shares of K2 stock have been duly authorized and validly issued, and are fully paid and nonassessable. All of the outstanding shares of common stock (and options to purchase common stock and other outstanding securities of K2 have been duly and validly issued in compliance with federal and state securities laws. Except as set forth herein and on Schedule 1.4 hereto, and as set forth in this Agreement, there are no outstanding or authorized subscriptions, options, warrants, agreements, obligations, understandings or rights of any kind giving the holder the right to purchase or otherwise receive or have issued to such holder any common stock or other securities or K2 or any securities or obligations convertible into, any shares of capital stock or other securities of K2, and there are no dividends which have accrued or been declared but are unpaid on the capital stock of K2. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to K2.

         4.4      SUBSIDIARIES.   Except  for  Acquisition,  K2  does  not  own,
directly or indirectly, any capital stock or other equity interest in any corporation, partnership or other entity.

         4.5 OWNERSHIP OF K2 SHARES. Each K2 shareholder owns and holds of record that number of K2 Shares shown on Schedule 4.5. As of the date hereof, all of the shares of the issued and outstanding stock of K2 are "free-trading" by virtue of either (i) an exemption from the Securities Act, or (ii) having been registered pursuant to the Securities Act.

         4.6 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the K2 Closing Documents, nor the consummation of the transactions contemplated hereby or thereby, by K2 or Acquisition will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which K2 Acquisition is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which agreement, contract, lease, license, instrument, or other arrangement to which K2 or such K2 shareholder is a party or by which K2 or such Acquisition is bound or to which K2 or Acquisition assets is subject. Neither K2 nor any Acquisition needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

         4.7 SEC REPORTS AND FINANCIAL STATEMENTS. K2 has filed with the SEC, and has heretofore made available to Sunrise, complete and correct copies of all forms, reports, schedules, statements and other documents required to be filed by K2 under the Securities Act, and the Exchange Act (as such documents have been amended or supplemented since the time of their filing) (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports (including without limitation, any financial statements or schedules included therein) (a) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Securities Act and Exchange Act (as the case may be) and all applicable rules and regulations of the SEC promulgated thereunder. Each of the financial statements included in the SEC Reports has been prepared from, and is in accordance with, the books and records of K2, complies with all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, has been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presents in all material respects the consolidated results of operations and cash flows (and changes in financial position, if any) of K2, as at the date(s) thereof or for the period(s) presented therein.

         4.8. ABSENCE OF MATERIAL CHANGE. Since March 31, 2004 there has been no change in the business, operations, financial condition or liabilities of K2 as stated in the Form 10-QSB filed by K2 on May 20, 2004 with the SEC that would result in a Material Adverse Effect on K2.

         4.9 LITIGATION. There are no actions, suits, claims, inquiries, proceedings or investigations before any court, tribunal, commission, bureau, regulatory, administrative or governmental agency, arbitrator, body or authority pending or, to the knowledge of K2, threatened against K2 which would reasonably be expected to result in any liabilities, including defense costs, in excess of $1,000 in the aggregate. K2 is not the named subject of any order, judgment or decree and is not in default with respect to any such order, judgment or decree.

         4.10 TAXES AND TAX RETURNS. K2 has timely and correctly filed tax returns and reports (collectively, "Returns") required by applicable law to be filed (including, without limitation, estimated tax returns, income tax returns, excise tax returns, sales tax returns, use tax returns, property tax returns, franchise tax returns, information returns and withholding, employment and payroll tax returns) and all Returns were (at the time they were filed) correct in all material respects, and have paid all taxes, levies, license and registration fees, charges or withholdings of any nature whatsoever reflected on Returns to be owed and which have become due and payable except as set forth on
Schedule 4.10. Any unpaid U.S. Federal income taxes, interest and penalties of K2 do not exceed $5,000 in the aggregate.

         4.11 EMPLOYEES. K2 has no employees who are salaried or full-time or who are entitled to wages in respect of hours worked.

         4.12     COMPLIANCE WITH APPLICABLE LAW.

                  4.12.1 K2 holds all licenses, certificates, franchises, permits and other governmental authorizations ("Permits") necessary for the lawful conduct of its business and the Permits are in full force and effect, and K2 is in all material respects complying therewith, except where the failure to possess or comply with the Permits would not have, in the aggregate, a Material Adverse Effect on K2.

                  4.12.2  K2 is  and  for  the  past  five  years  has  been  in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules, regulations and orders applicable to the operation, conduct or ownership of its business or properties except for any noncompliance which is not reasonably likely to have, in the aggregate, a Material Adverse Effect on K2.

         4.13 CONTRACTS AND AGREEMENTS. K2 is not a party to or bound by any commitment, contract, agreement or other instrument which involves or could involve aggregate future payments by K2 of more than $1,000, (ii) K2 is not a party to or bound by any commitment, contract, agreement or other instrument which is material to the business, operations, properties, assets or financial condition of K2, and (iii) no commitment, contract, agreement or other instrument, other than charter documents, to which K2 is a party or by which K2 is bound, limits the freedom of K2 to compete in any line of business or with any person. K2 is not in default on any contract, agreement or other instruments.

         4.14     AFFILIATE TRANSACTIONS.

                  4.14.1 Except as set forth on Schedule 4.14 hereto, K2 has not engaged in, and is not currently obligated to engage in (whether in writing or orally), any transaction with any Affiliated Person (as defined below) involving aggregate payments by or to K2 of $10,000 U.S. or more.

                  4.14.2 For purposes of this Section 4.14, "Affiliated Person" means:

                  a. a director, executive officer or Controlling Person (as defined below) of K2;

                  b. a spouse of a director, executive officer or Controlling Person of K2;

                  c. a member of the immediate family of a director, executive officer, or Controlling Person of K2 who has the same home as such person;

                  d. any corporation or organization (other than K2) of which a director, executive officer, chief financial officer, or a person performing similar functions or is a Controlling Person of such other corporation or organization;

                  e. any trust or estate in which a director, executive officer, or Controlling Person of K2 or the spouse of such person has a substantial beneficial interest or as to which such person or his spouse serves as trustee or in a similar fiduciary capacity, and for purposes of this Section 4.14, "Controlling Person" means any person or entity which, either directly or indirectly, or acting in concert with one or more other persons or entities owns, controls or holds with power to vote, or holds proxies representing ten percent or more of the outstanding common stock or equity securities.

         4.15 LIMITED REPRESENTATIONS AND WARRANTIES. Except for the representations and warranties of the Sunrise expressly set forth in Section 3, K2 has not relied upon any representation and warranty made by or on behalf of Sunrise in making its determination to enter into this Agreement and consummate the transactions contemplated by this Agreement.

         4.16 DISCLOSURE. No representation or warranty made by K2 shareholder contained in this Agreement, and no statement contained in the Schedules delivered by K2 hereunder, contains any untrue statement of a material fact or omits any material fact necessary in order to make a statement herein or therein, in light of the circumstances under which it is made, not misleading.

         4.17     REAL  PROPERTY.   K2  does  not  own  or  lease,  directly  or
indirectly, any real property.

         4.18     ENVIRONMENTAL   MATTERS.   K2  does  not  have  any  financial
liability under any environmental laws.

         4.19 PERSONAL PROPERTY. K2 does not own any personal property the current fair market value of which is more than $1,000.

         4.20 INTELLECTUAL PROPERTY. K2 does not own or lease, directly or indirectly, any Intellectual Property. "Intellectual Property", for purposes of this agreement, shall mean: patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, registered Internet domain names, licenses and other agreements with respect to any of the foregoing to which K2 is licensor or licensee. In addition, there are no pending or, to such Warranting Shareholder's knowledge, threatened, claims against K2 by any person as to any of the Intellectual Property, or their use, or claims of infringement by K2 on the rights of any person and no valid basis exists for any such claims.

         4.21 INSURANCE. K2 does not own, directly or indirectly, any insurance policies with respect to the business and assets of K2.

         4.22 POWERS OF ATTORNEY. K2 has not issued any powers of attorney to any other person except for such powers of attorney as are granted in connection with filings required under securities laws.

         4.23 BANK ACCOUNTS. Schedule 4.22 is a true and complete list of all bank accounts, safe deposit boxes and lock boxes of K2, including, with respect to each such account and lock box: (a) identification of all authorized signatories; (b) identification of the business purpose of such account or lock box, including identification of any accounts or lock boxes representing escrow funds or otherwise subject to restriction; and (c) identification of the amount on deposit on the date indicated.

         4.24 PRODUCT CLAIMS. No product or service liability claim is pending against K2 or against any other party with respect to the products or services of K2.

         4.25 CURRENT ASSETS OF K2 SHALL BE USED TO SATISFY CURRENT LIABILITIES. Prior to or simultaneously with the Closing, (i) the current assets of K2 as disclosed in the unaudited financial statements for June 30, 2004, attached hereto as Schedule 4.25 (the "June 30, 2004 FS") shall be used to satisfy all current liabilities of K2 as disclosed in the June 30, 2004 FS and
(ii) K2 shall have no liabilities, except for the Office Lease Liability as described on Schedule 4.25.

5.       COVENANTS OF THE PARTIES.

         5.1 CONDUCT OF THE BUSINESS OF K2. During the period from the date of this Agreement to the Closing Date, K2 will conduct its business and engage in transactions only in the ordinary course consistent with past practice. During such period, K2 will use its best efforts to (a) preserve its business organization intact, and (b) maintain its current status as a company whose shares are traded on the Over The Counter Bulletin Board. In addition, without limiting the generality of the foregoing, K2 agrees that from the date of this Agreement to the Closing Date, except as otherwise consented to or approved by Sunrise in writing (which consent or approval shall not be unreasonably withheld, delayed or conditioned) or as permitted or required by this Agreement or as required by law, K2 will not:

                  5.1.1 grant any severance or termination pay to or enter into or amend any employment agreement with, or increase the amount of payments or fees to, any of its employees, officers or directors other than salary increases to employees consistent with past increases;

                  5.1.2 make any capital expenditures in excess of $1,000;

                  5.1.3 guarantee the obligations of any person;

                  5.1.4 acquire assets other than those necessary in the conduct of its business in the ordinary course;

                  5.1.5 sell, transfer, assign, encumber or otherwise dispose of assets with a value in excess of $1,000;

                  5.1.6 enter into or amend or terminate any long term (one year or more) contract (including real property leases);

                  5.1.7 enter into any contract that calls for the payment by K2 of $1,000 or more, or enter into any amendment to any contract that increases K2's obligation to pay any sum or sums by $1,000 or more, after the date of this Agreement;

                  5.1.8 engage or participate in any material transaction or incur or sustain any material obligation otherwise than in the ordinary course of business;

                  5.1.9 contribute to any benefit plans on behalf of employees or service providers of K2;

                  5.1.10  hire  any  full-time   employees  or  enter  into  any
employment contracts that provide other than an "at will" employer-employee relationship;

                  5.1.11 acquire any real property; or

                  5.1.12 agree to do any of the foregoing.

         5.2 NO SOLICITATION. During the period beginning on the date of this Agreement and ending on the Closing Date, neither K2 nor any of its directors, officers, shareholders, representatives, agents or other persons controlled by any of them, shall, directly or indirectly encourage or solicit, or hold discussions or negotiations with, or provide any information to, any persons, entity or group other than Sunrise concerning any merger, sale of substantial assets not in the ordinary course of business, sale of shares of capital stock or similar transactions involving K2. K2 will promptly communicate to Sunrise the identity of any interested or inquiring party, all relevant information surrounding the interest or inquiry, as well as the terms of any proposal that K2 may receive in respect of any such transaction.

         5.3      ACCESS TO PROPERTIES AND RECORDS; CONFIDENTIALITY.

                  5.3.1 ACCESS TO K2 RECORDS; CONFIDENTIALITY OF K2 RECORDS.

                  (a) K2 shall permit Sunrise and its representatives reasonable access to its properties and shall disclose and make available to Sunrise all books, papers and records relating to the assets, stock, ownership, properties, obligations, operations and liabilities of K2, including but not limited to, all books of account (including the general ledger), tax records, minute books of directors and stockholders meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Sunrise may have a reasonable interest, in each case during normal business hours and upon reasonable notice. K2 shall not be required to provide access to or disclose information where such access or disclosure: (a) would jeopardize the attorney-client privilege with respect to the negotiation of the transactions contemplated herein or any other similar transaction within the past year involving a merger of K2 or sale of substantially all of its assets; or (b) would contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of the Agreement. The parties will use all reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

                  (b) All information furnished by K2 to Sunrise or the representatives or affiliates of Sunrise pursuant to, or in any negotiation in connection with, this Agreement shall be treated as the sole property of K2 until consummation of the Merger and, if the Merger shall not occur, Sunrise and its affiliates, agents and advisors shall upon written request return to K2 all documents or other materials containing, reflecting, referring to such information, and shall keep confidential all such information and shall not disclose or use such information for competitive purposes. The obligation to keep such information confidential shall not apply to
         (a) any information which (i) Sunrise can establish by evidence was already in its possession (subject to no obligation of confidentiality) prior to the disclosure thereof to K2; (ii) was then generally known to the public; (iii) becomes known to the public other than as a result of actions by Sunrise or by the directors, officers, employees, agents or representatives of Sunrise; or (iv) was disclosed to Sunrise, or to the directors, officers, employees or representatives of Sunrise, solely by a third party not bound by any obligation of confidentiality; or (b) disclosure in accordance with the federal securities laws, a federal banking laws, or pursuant to an order of a court or agency of competent jurisdiction.

                  5.3.1 ACCESS TO SUNRISE RECORDS; CONFIDENTIALITY OF SUNRISE RECORDS.

                  (a) Sunrise shall permit K2 and its representatives reasonable access to its properties and shall disclose and make available to K2 all books, papers and records relating to the assets, stock, ownership, properties, obligations, operations and liabilities of Sunrise, including but not limited to, all books of account (including the general ledger), tax records, minute books of directors and stockholders meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants work papers, litigation files, plans affecting employees, and any other business activities or prospects in which K2 may have a reasonable interest, in each case during normal business hours and upon reasonable notice. Sunrise shall not be required to provide access to or disclose information where such access or disclosure: (a) would jeopardize the attorney-client privilege with respect to the negotiation of the transactions contemplated herein or any other similar transaction within the past year involving a merger of Sunrise or sale of substantially all of its assets; or (b) would contravene any law, rule, regulation, order, judgment, decree or binding agreement entered into prior to the date of the Agreement. The parties will use all reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

                  (b) All information furnished by Sunrise to K2 or the representatives or affiliates of Sunrise pursuant to, or in any negotiation in connection with, this Agreement shall be treated as the sole property of Sunrise until consummation of the Merger and, if the Merger shall not occur, K2 and its affiliates, agents and advisors shall upon written request return to Sunrise all documents or other materials containing, reflecting, referring to such information, and shall keep confidential all such information and shall not disclose or use such information for competitive purposes. The obligation to keep such information confidential shall not apply to (a) any information which (i) K2 can establish by evidence was already in its possession (subject to no obligation of confidentiality) prior to the disclosure thereof to Sunrise; (ii) was then generally known to the public; (iii) becomes known to the public other than as a result of actions by K2 or by the directors, officers, employees, agents or representatives of K2; or (iv) was disclosed to K2, or to the directors, officers, employees or representatives of K2, solely by a third party not bound by any obligation of confidentiality; or (b) disclosure in accordance with the federal securities laws, a federal banking laws, or pursuant to an order of a court or agency of competent jurisdiction.

         5.4      REGULATORY MATTERS.

                  5.4.1 The parties will cooperate with each other and use all reasonable efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals, and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement including, without limitation, those that may be required from the SEC, other regulatory authorities, or K2's shareholders. K2 and Sunrise shall each have the right to review reasonably in advance all information relating to K2 or Sunrise, as the case may be, and any of their respective subsidiaries, together with any other information reasonably requested, which appears in any filing made with or written material submitted to any governmental body in connection with the transactions contemplated by this Agreement. Sunrise shall bear all expenses associated with SEC filings.

                  5.4.2 K2 and Sunrise will promptly furnish each other with copies of written communications received by K2 and Sunrise or any of their respective subsidiaries from, or delivered by any of the foregoing to, any governmental body in respect of the transactions contemplated by this Agreement.

         5.5 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         5.6 PUBLIC ANNOUNCEMENTS. Prior to the Closing, no party will issue or distribute any information to its shareholders or employees, any news releases or any other public information disclosures with respect to this Agreement or any of the transactions contemplated by this Agreement without the consent of the other parties or their designated representative, except as may be otherwise required by law.

         5.7      POST-CLOSING COVENANTS.

                  5.7.1 CABLE COMPANY ACQUISITIONS. After the Effective Time, K2 shall use its reasonable business efforts to consummate the acquisitions of the stock or assets of certain cable television companies, with the shareholders of such companies (in the case of stock acquisitions) or the companies (in the case of asset acquisitions) (such shareholders and companies, the "Cable Acquisition Shareholders") to receive in consideration therefore such shares of K2 stock as K2 may determine.

                  5.7.2 RECAPITALIZATION OF K2. It is anticipated that the holders of K2's common stock will, after the Effective Time, on one or more occasions, vote to amend, and will amend, K2's certificate of incorporation to

                  (a) increase the authorized capital stock of K2 sufficiently to permit the conversion of the K2 Preferred, which they receive in conjunction with the Merger, into shares of K2 common stock;

                  (b)  adjust  the   numbers  of  shares  of  K2  common   stock
         outstanding as described in Section 5.7.3 below; and

                  (c) take such other actions with respect to amending the K2 certificate of incorporation as may be necessary to effect the post-Effective Time capital structure contemplated herein,

(such actions together, the "Recapitalization").

                  5.7.3 ADJUSTMENT OF EXISTING K2 SHAREHOLDERS' SHARES. As a condition to Closing, the current shareholders of Sunrise shall have entered into the Agreement to Amend Capital Structure, in the form attached as Exhibit B, under which the holders of a sufficient number of shares of K2 stock shall agree to amend K2's certificate of incorporation such that, as provided therein, not later than January 22, 2004, the number of shares of presently outstanding K2 common stock presently held by the K2 shareholders shall be adjusted such that the adjusted number of shares will comprise 2.5% of 10,000,000 shares of common stock, as provided in Schedule 3.5(b); provided, however, that the numbers of shares allocated among the persons as set forth on allocations may be adjusted as provided herein, as may be warranted in view of the manner in which the cable television acquisitions and issuances of preferred stock to new shareholders, as contemplated by the parties, may transpire. comprised of the sum of (i) the total shares of K2 common stock outstanding at that time plus
(ii) the number of shares of common stock into which any outstanding shares of K2 Preferred may be converted, excluding any shares of common stock underlying options or issued upon exercise of any options. However, the 2.5% will be adjusted upward by 1.0%, to a total of 3.5%, if, by December 31, 2004 (the "Valuation Date"), a sufficient amount of funds have not been closed in connection with the Equity Financing (as defined in Section 7.6), such that the Minimum Valuation, as defined below, shall be at least $533,000.

The "Minimum Valuation" shall be equal to (D / E) x 2.5%, where D is the total dollar amount of the equity financing closed, with such amount, less selling expenses, made available to K2, by the Valuation Date, and E is the percentage which the number of shares sold in the Equity Financing as of the Valuation Date is of the 10,000,000 total shares to be outstanding on or about the Valuation Date.

         5.8 APPROVAL OF MERGER BY SUNRISE SHAREHOLDERS. The Class B Holders of Sunrise, as a condition to receiving such stock, shall approve of the Merger, thus relinquishing any appraisal rights under Delaware law. The Class A Holders, concurrently with the execution hereof, shall have executed a consent to the Merger, as set forth in the Agreement to Amend Capital Structure, likewise waiving any appraisal rights under Delaware law, as set forth in the Agreement to Amend Capital Structure.

6.       CONDITIONS PRECEDENT TO SUNRISE'S OBLIGATIONS.

         The obligations of Sunrise to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions at or before the Closing Date and may be waived only in writing by Sunrise.

         6.1      K2'S  COVENANTS,   REPRESENTATIONS  AND  WARRANTIES.  All  the
covenants, terms and conditions of the Agreement to be complied with or performed by K2 at or before the Closing Date shall have been complied with and performed in all respects. The representations and warranties made by K2 in this Agreement shall be complete and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

         6.2 DELIVERY OF DOCUMENTS BY K2. K2 shall have duly executed and delivered, or caused to be executed and delivered the K2 Closing Documents.

         6.3 OTHER APPROVALS. All authorizations, consents, orders or approvals of any United States federal or state governmental agency necessary for the consummation of the Merger or the transactions contemplated by this Agreement (other than such actions, approvals of filings which, pursuant to the terms of this Agreement, are to take place on or after the Closing) shall have been filed, occurred or been obtained.

         6.4      NO LITIGATION. No administrative  investigation,  action, suit
or  proceeding   seeking  to  enjoin  the   consummation  of  the   transactions
contemplated by this Agreement shall be pending or threatened.

         6.5      NO CURRENT LIABILITIES.  K2 shall have no current liabilities.

         6.6 ABSENCE OF MATERIAL CHANGE. There shall have been no change in the business, operations, financial condition or liabilities of K2 as stated in the Form 10-QSB filed by K2 on May 20, 2004 for the quarter ending March 31, 2004 with the SEC that has or can reasonably be expected to result in a Material Adverse Effect on K2.

         6.7 FINANCIAL STATEMENTS. There shall have been no material change in the financial condition of K2 from that represented in the unaudited financial statements as of June 30, 2004 attached hereto as Schedule 4.25.

         6.8 LEGAL OPINION. The Legal Opinion shall have been delivered to Sunrise.

         6.9 CERTIFICATES OF GOOD STANDING. A certificate issued by the Delaware Secretary of State indicating that K2 is qualified and in good standing within such jurisdiction shall have been delivered to Sunrise.

         6.10 DUE DILIGENCE AND COUNSEL'S SATISFACTION. Sunrise shall have completed its due diligence of K2 to Sunrise's satisfaction. Sunrise's conditions to closing shall have been satisfied, and the form and substance of the Merger shall be, reasonably acceptable to Sunrise's counsel.

         6.11 REGISTRATION OF K2 CAPITAL STOCK. Such registration of K2's capital stock as shall be necessary in order to consummate the Merger shall have been completed under the Exchange Act, with the registration statement having been declared effective by the SEC.

7. CONDITIONS PRECEDENT TO K2'S OBLIGATIONS.

         The obligations of K2 to consummate the transactions contemplated by this Agreement are subject to satisfaction of the following conditions at or before the Closing Date and may be waived only in writing by K2.

         7.1 SUNRISE'S COVENANTS, REPRESENTATIONS AND WARRANTIES. All the covenants, terms and conditions of this Agreement to be complied with or performed by Sunrise on or before the Closing Date shall have been complied with and performed in all respects. The representations and warranties made by Sunrise in this Agreement shall be complete and correct at and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of the Closing Date.

         7.2 DELIVERY OF DOCUMENTS BY SUNRISE. Sunrise shall have duly executed and delivered, or caused to be executed and delivered, to K2, or at its direction, this Agreement, the Sunrise Shares and the Sunrise Closing Documents.

         7.3 OTHER APPROVALS. All authorizations, consents, orders or approvals of any United States federal or state governmental agency necessary for the consummation of the Merger or the transactions contemplated by this Agreement (other than such actions, approvals or filings which, pursuant to the terms of this Agreement, are to take place on or after the Closing) shall have been filed, occurred or been obtained.

         7.4 SUNRISE SHAREHOLDER APPROVAL. This Agreement shall have been approved and adopted by the affirmative votes of that amount of Sunrise's outstanding capital stock necessary for the consummation of the Merger pursuant to Delaware law.

         7.5      NO LITIGATION. No administrative  investigation,  action, suit
or  proceeding   seeking  to  enjoin  the   consummation  of  the   transactions
contemplated by this Agreement shall be pending or threatened.

         7.6 FINANCING COMMITMENT. Sunrise shall have commenced a private placement of K2 stock (the "Equity Financing"), subject to the commitment of a reputable investment banking firm to act as placement agents on a best efforts basis, to raise a maximum of at least $5,000,000 and a minimum of not less than $3,000,000.

         7.7 AGREEMENT TO AMEND CAPITAL STRUCTURE. The holders of a sufficient number of shares of Sunrise common stock shall have entered into the Agreement to Amend Capital Structure as provided in Section 5.7.3.

         7.8 REGISTRATION OF K2 CAPITAL STOCK. Such registration of K2's capital stock as shall be necessary in order to consummate the Merger shall have been completed under the Exchange Act, with the registration statement having been declared effective by the SEC.

8.       TERMINATION

         8.1 TERMINATION OF AGREEMENT. Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of Sunrise) prior to the Effective Time:

                  8.1.1 By mutual consent of K2 and Sunrise;

                  8.1.2 By Sunrise if any condition set forth in Section 6 has not been met and has not been waived;

                  8.1.3 By K2 if any condition set forth in Section 7 has not been met and has not been waived;

                  8.1.4 By K2 or Sunrise, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

                  8.1.5 By Sunrise if there is discovered any material error, misstatement or omission in the representations and warranties of K2 and Acquisition;

                  8.1.6 By K2 if there is discovered any material error, misstatement or omission in the representations and warranties of Sunrise; and

                  8.1.7 by either K2 or Sunrise if the Effective Time shall have not occurred by December 31, 2004; provided, however, such termination shall not be available to any party whose failure to fulfill any obligation of this Agreement has been the cause of, or resulted in, the failure of the Closing to have been effected on or prior to such date.

         8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors; provided, however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

9        MISCELLANEOUS.

         9.1 TAX TREATMENT BY THE PARTIES. Unless otherwise required by law, the parties shall treat the Merger as a reorganization under Section 368(a)(2)(E) of the Code for all tax reporting purposes; furthermore, the parties shall not take, and have not taken, any action that is inconsistent with reorganization treatment under Section 368(a)(2)(E) of the Code.

         9.2 NO THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and assigns.

         9.3 SUCCESSORS AND ASSIGNS. No party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written consent of all other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

         9.4 NOTICES. All notices, requests, demands, claims, consents and other communications required or permitted under this Agreement shall be in writing. Any notice, request, demand, claim, communication or consent under this Agreement shall be deemed duly given if (and shall be effective two business days after) it is sent by certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Sunrise:                              SunriseUSA, Inc.
                                            10901 West 120th Avenue
                                            Suite 185
                                            Broomfield, CO 80021

                                            Attn:  Calvin D. Smiley, CEO

With a copy (which shall not                Jones & Keller
constitute notice) to:                      Attorneys at Law
                                            World Trade Center
                                            1625 Broadway, Sixteenth Floor
                                            Denver, CO 80202

                                            Attn: Reid A. Godbolt

If to K2 or Acquisition:                    K2 Digital, Inc
                                            c/o Calvey & Amon, LLP
                                            770 Lexington Avenue
                                            Sixth Floor
                                            New York, NY 10021

                                            Attn:  Thomas G. Amon

         9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         9.6 AMENDMENTS AND WAIVERS. This Agreement may be amended or waived only in a writing signed by the party against which enforcement of the amendment or waiver is sought.

         9.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Sections 3 and 4 of this Agreement shall survive the Closing and continue in full force and effect for a period of one year after the Closing.

         9.8 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

         9.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same document. This Agreement may be executed by facsimile.

         9.10 ENTIRE AGREEMENT. This Agreement (including the Schedules referred to in and/or attached to this Agreement) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral to the extent they relate in any way to the subject matter of this Agreement.

         9.11 ARBITRATION. Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules"), conducted by three arbitrators (one to be chosen by K2, one to be chosen by Sunrise, and the third to be chosen by the first two arbitrators, or otherwise chosen in accordance with the AAA Rules) in Denver, Colorado, except that the parties shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration, and the arbitrator shall resolve any dispute which arises in connection with such discovery. The prevailing party or parties, as determined by the arbitrators, shall be entitled to costs, expenses and attorneys' fees from the non-prevailing party or parties, and judgment upon the award rendered by the arbitrator may be entered in any court of competent jurisdiction.

         9.15     COSTS AND EXPENSES OF TRANSACTION.

                  9.15.1 Sunrise has previously advanced $14,000 to K2, and concurrently herewith, has paid an additional $11,000. The parties agree that this sum of $25,000 constitutes a deposit paid to K2 in consideration of the execution of this Agreement and is non-refundable.

                  9.15.2 Sunrise shall be responsible for payment of all expenses associated with this transaction, including the legal fees and expenses not to exceed $25,000, with all such expenses to be itemized by Calvey & Amon and any expenses, except for legal fees and costs, of over $500 to be approved in advance, including without limitation accounting, SEC and Blue Sky filing expenses and costs. K2 acknowledges the receipt prior to the date hereof of $14,000 to be applied to the payment of such expenses.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first listed above.

K2 DIGITAL, INC.                         SUNRISEUSA, INC.

By: /s/ Gary Brown                       By:  /s/ Calvin D. Smiley
   ---------------------------------         -----------------------------------
    Gary Brown, President                     Calvin D. Smiley, Chairman and CEO

K2 ACQUISITION, INC.

By: /s/ Gary Brown
   ---------------------------------
Name:      Gary Brown
and Title: President